EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gilbert G. Lundstrom, Chairman of the Board and Chief Executive Officer of TierOne Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Annual Report on Form 10-K of the Company for the year ended December 31, 2007, as amended pursuant to Amendment No. 1 to the Annual Report on Form 10-K (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2008	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board
and Chief Executive Officer